UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2016 (January 25, 2016)

FIRSTMERIT CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	001- 11267	34-1339938
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

III Cascade Plaza, 7th Floor Akron, Ohio	44308
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 996-6300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 25, 2016, FirstMerit Corporation, an Ohio corporation (“FirstMerit”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Huntington Bancshares Incorporated, a Maryland corporation (“Huntington”) and West Subsidiary Corporation, an Ohio corporation and a direct, wholly owned subsidiary of Huntington (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into FirstMerit (the “Merger”), with FirstMerit as the surviving corporation in the Merger. As soon as reasonably practicable thereafter, FirstMerit will merge with and into Huntington, with Huntington surviving (the “Second Step Merger” and, together with the Merger, the “Mergers”). Following the Second Step Merger, FirstMerit’s wholly owned national bank subsidiary, FirstMerit Bank, N.A., will merge with and into The Huntington National Bank, a national bank and a wholly owned subsidiary of Huntington (the “Bank Merger”), with The Huntington National Bank as the surviving bank. The Merger Agreement was approved by the Board of Directors of each of FirstMerit, Huntington and Merger Sub.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), FirstMerit shareholders will have the right to receive (i) 1.72 shares (the “Exchange Ratio”) of Huntington common stock, par value $0.01 per share, and (ii) $5.00 in cash, for each share of FirstMerit common stock, without par value (the consideration described in clauses (i) and (ii), the “Per Share Merger Consideration”). Subject to the terms and conditions of the Merger Agreement, at the effective time of the Second Step Merger, each share of FirstMerit 5.875% Non-Cumulative Perpetual Preferred Stock, Series A, without par value, will be converted into the right to receive a share of a newly created series of preferred stock of Huntington having such rights, preferences, privileges and voting powers, and limitations and restrictions, taken as a whole, not materially less favorable to the holders thereof than such FirstMerit preferred stock. In addition, certain FirstMerit equity awards will vest and be settled at the Effective Time based on the Per Share Merger Consideration, and certain FirstMerit equity awards will be converted into equity awards in respect of Huntington common stock as adjusted to reflect the transaction, in each case, as provided for in the Merger Agreement.

The Merger Agreement also provides, among other things, that at the Effective Time, four current members of the board of directors of FirstMerit selected by Huntington in consultation with FirstMerit will be appointed as directors of Huntington. Each such director appointed will be given the opportunity to serve on at least one committee of the board of directors of Huntington and at least one FirstMerit director will be appointed to the Community Development Committee of the board of directors of Huntington. The Merger Agreement also provides that Huntington will invite the FirstMerit directors who do not join the board of directors of Huntington to serve as members of Huntington’s existing Greater Akron-Canton Region Advisory Board for three years.

Additionally, the Merger Agreement provides that prior to the closing date of the Merger, Huntington will establish a new charitable foundation dedicated to grant making, charitable contributions and support in the city of Akron, Ohio, to which it will contribute $20,000,000 over a ten-year period.

The Merger Agreement contains customary representations and warranties from both FirstMerit and Huntington, and each party has agreed to customary covenants, including, among others, covenants relating to (1) the conduct of FirstMerit’s and Huntington’s respective businesses during the interim period between the execution of the Merger Agreement and the Effective Time, (2) the obligation of FirstMerit to call a meeting of its shareholders to adopt the Merger Agreement and, subject to certain exceptions, to recommend that its shareholders adopt the Merger Agreement, (3) the obligation of Huntington to call a meeting of its stockholders to approve the issuance of Huntington common stock as consideration in the Merger and to recommend that its stockholders approve such issuance and (4) FirstMerit’s non-solicitation obligations relating to alternative acquisition proposals. FirstMerit and Huntington have agreed to use their reasonable best efforts to prepare and file all applications, notices, and other documents to obtain all necessary consents and approvals for consummation of the transactions contemplated by the Merger Agreement.

The completion of the Mergers is subject to customary conditions, including, among others, (1) the adoption of the Merger Agreement by FirstMerit’s shareholders and the approval by Huntington’s stockholders of the issuance of Huntington common stock in connection therewith, (2) authorization for listing on the NASDAQ of the shares of Huntington common stock to be issued in the Merger and authorization for listing on the New York Stock Exchange or the NASDAQ of the shares of Huntington preferred stock to be issued in the Merger, (3) the effectiveness of the registration statement on Form S-4 for the Huntington common stock and the Huntington preferred stock to be issued in the Merger, (4) the absence of any order, injunction or other legal restraint preventing the completion of the Merger or the Bank Merger or making the consummation of the Merger illegal and (5) the receipt of required regulatory approvals, including the approval of the Federal Reserve Board and the Office of the Comptroller of the Currency. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (ii) performance in all material respects by the other party of its obligations under the Merger Agreement and (iii) receipt by such party of an opinion from its counsel to the effect that the Mergers, taken together, will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The Merger Agreement provides certain termination rights for both FirstMerit and Huntington and further provides that a termination fee of $100.6 million will be payable by FirstMerit to Huntington in connection with the termination of the Merger Agreement under certain circumstances.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.

Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Merger, unless otherwise specified therein, and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding FirstMerit or Huntington, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding FirstMerit, Huntington, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a Joint Proxy Statement of FirstMerit and Huntington and a Prospectus of Huntington, as well as in the Forms 10-K, Forms 10-Q and other filings that each of FirstMerit and Huntington make with the Securities and Exchange Commission (“SEC”).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of January 25, 2016, by and among Huntington Bancshares Incorporated, FirstMerit Corporation and West Subsidiary Corporation

*	Certain schedules to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and FirstMerit agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.

Caution regarding Forward-Looking Statements

This communication may contain certain forward-looking statements, including certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the merger parties’ plans, objectives, expectations and intentions, the expected timing of completion of the transaction, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: changes in general economic, political, or industry conditions, uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve Board, volatility and disruptions in global capital and credit markets; movements in interest rates; competitive pressures on product pricing and services; success, impact, and timing of Huntington’s and FirstMerit’s respective business strategies, including market acceptance of any new products or services implementing Huntington’s “Fair Play” banking philosophy; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Basel III regulatory capital reforms, as well as those involving the OCC, Federal Reserve, FDIC, and CFPB, and the regulatory approval process associated with the merger; the possibility that the proposed transaction does not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Huntington and FirstMerit do business; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; Huntington’s ability to complete the acquisition and integration of FirstMerit successfully; and other factors that may affect future results of Huntington and FirstMerit. Additional factors that could cause results to differ materially from those described above can be found in Huntington’s Annual Report on Form 10-K for the year ended December 31, 2014 and in its subsequent Quarterly Reports on Form 10-Q, including for the quarter ended September 30, 2015, each of which is on file with the Securities and Exchange Commission (the “SEC”) and available in the “Investor Relations” section of Huntington’s website, http://www.huntington.com, under the heading “Publications and Filings” and in other documents Huntington files with the SEC, and in FirstMerit’s Annual Report on Form 10-K for the year ended December 31, 2014 and in its subsequent Quarterly Reports on Form 10-Q, including for the quarter ended September 30, 2015, each of which is on file with the SEC and available in the “Investors” section of FirstMerit’s website, http://www.firstmerit.com, under the heading “Publications & Filings” and in other documents FirstMerit files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Huntington nor FirstMerit assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Important Additional Information

In connection with the proposed transaction, Huntington will file with the SEC a Registration Statement on Form S-4 that will include a Joint Proxy Statement of Huntington and FirstMerit and a Prospectus of Huntington, as well as other relevant documents concerning the proposed transaction. The proposed transaction involving Huntington and FirstMerit will be submitted to FirstMerit’s stockholders and Huntington’s stockholders for their consideration. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. STOCKHOLDERS OF HUNTINGTON AND STOCKHOLDERS OF FIRSTMERIT ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain a free copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about Huntington and FirstMerit, without charge, at the SEC’s website (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Huntington Investor Relations, Huntington Bancshares Incorporated, Huntington Center, HC0935, 41 South High Street, Columbus, Ohio 43287, (800) 576-5007 or to FirstMerit Corporation, Attention: Thomas P. O’Malley, III Cascade Plaza, Akron, Ohio 44308, (330) 384-7109.

Participants in the Solicitation

Huntington, FirstMerit, and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Huntington’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on March 12, 2015, and certain of its Current Reports on Form 8-K. Information regarding FirstMerit’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on March 6, 2015, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC. Free copies of this document may be obtained as described in the preceding paragraph.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FirstMerit Corporation
(Registrant)

January 28, 2016	/s/ Carlton E. Langer
(Date)	Carlton E. Langer
Executive Vice President, Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of January 25, 2016, by and among Huntington Bancshares Incorporated, FirstMerit Corporation and West Subsidiary Corporation

*	Certain schedules to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and FirstMerit agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.